Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August 7, 2019, by and among Stereotaxis, Inc., a Delaware corporation, with headquarters located at 4320 Forest Park Avenue, Suite 100, St. Louis, MO 63108 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B. The Buyers, severally, and not jointly, wish to purchase from the Company, and the Company wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) that aggregate number of shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), having the relative rights, preferences, limitations and powers set forth in the certificate of designation for the Series B Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designation”) and convertible into shares of Common Stock (the “Conversion Shares”), in the case of clause (i) and (ii), set forth below such Buyer’s name on the signature page of this Agreement (which aggregate amount for all Buyers together shall be 6,585,000 shares of Common Stock (the “Shares”) and 5,610,121 shares of Preferred Stock (the “Preferred Shares” and together with the Shares and the Conversion Shares, the “Securities”);

C. The Company has engaged Cowen and Company, LLC to act as placement agent (the “Placement Agent”) for the offering of the Shares on a “best efforts” basis; and

D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached as Exhibit B (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights in respect of the Shares and the Conversion Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1. PURCHASE AND SALE OF SHARES.

a. Purchase of the Shares and the Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, on the Closing Date (as defined in Section 1.b), the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the number of Shares and Preferred Shares set forth below such Buyer’s name on its signature page hereto (the “Closing”). The purchase price (the “Purchase Price”) of the Shares and the Preferred Shares at the Closing shall be equal to $2.05 per Share, in the case of the Shares, and $2.05 per Preferred Share, in the case of the Preferred Shares.

b. The Closing Date. The Closing shall take place at a time mutually agreed by the Company and the Buyers on such date that the conditions to the Closing set forth in in Sections 5 and 6 are satisfied (or waived) or such other date mutually agreed by the Company and the Buyers (the “Closing Date”). The Closing shall occur on the Closing Date at the offices of Bryan Cave Leighton Paisner LLP, One Metropolitan Square, 211 North Broadway, Suite 3600, St. Louis, MO 63102 or at such other place or remotely by facsimile transmission or other electronic means as the Company and the Buyers may agree. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c. Form of Payment; Delivery of Shares and Preferred Shares. On the Closing Date, (i) each Buyer shall pay the applicable Purchase Price to the Company for the Shares or Preferred Shares to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to (A) each Buyer of Shares, a copy of the duly executed irrevocable instructions (the “Transfer Instructions”) to Broadridge Financial Solutions, Inc. (the “Transfer Agent”) instructing the Transfer Agent to issue to such Buyer or its designee(s), in book-entry form, a number of Shares equal to the aggregate number of Shares that such Buyer is purchasing on the Closing Date and (B) to each Buyer of Preferred Shares, a certificate for a number of Preferred Shares equal to the aggregate number of Preferred Shares that such Buyer is purchasing on the Closing Date.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as of the date of this Agreement and the Closing Date, with respect to only itself, to the Company and the Placement Agent that:

a. Investment Purpose. Such Buyer is acquiring the Securities hereunder for its own account and not with a view towards, or for resale in connection with, the public sale or distribution, except pursuant to sales registered under, or exempted from, the registration requirements of the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions.

d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer has received no representation or warranties from the Company, its employees, agents, or attorneys in making this investment decision other than as set forth in Section 3 below. Such Buyer can bear the economic risk of a total loss of its investment in the Securities being offered and has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities.

e. General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

f. Independent Investment Decision. Such Buyer has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents (as defined in Section 3.b), and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Buyer understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Buyer has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Buyer in connection with the transactions contemplated by the Transaction Documents.

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g. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

h. Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In connection with any transfer of the Securities other than (A) pursuant to an effective registration statement, (B) to the Company or (C) pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”) (provided that such Buyer provides the Company with reasonable assurance that such Securities have been or can be sold, assigned or transferred pursuant to Rule 144), the Company may require such Buyer to provide to the Company an opinion of counsel in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

i. Legends. Such Buyer understands that the certificates or other instruments representing the Shares, the Preferred Shares and the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (the “1933 Act Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Such Buyer further understands that the legends referenced above shall be removed, and the Company shall issue (with respect to the Preferred Shares), or shall provide instructions to the Transfer Agent to issue (with respect to the Shares or the Conversion Shares), a certificate or book-entry statement without such legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), only if (i) such Securities are registered for resale under the 1933 Act (provided that, if a Buyer is selling pursuant to the registration statement, such Buyer agrees to only sell such Securities during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Certificates (or book-entry notations) for Securities subject to legend removal hereunder may be transmitted by the Transfer Agent to a Buyer by crediting the DTC account of the Buyer’s broker or other DTC participant as directed by such Buyer.

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j. Authorization; Enforcement; Validity. To the extent a Buyer is a corporation, partnership, limited liability company or other entity, such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into the transactions contemplated by the Transaction Documents. To the extent a Buyer is an individual, such Buyer has the legal capacity to enter into the transactions contemplated by the Transaction Documents. This Agreement and the Registration Rights Agreement have been duly and validly authorized (as applicable), executed and delivered on behalf of such Buyer and are legal, valid and binding agreements of such Buyer, enforceable against such Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. The agreements entered into and documents executed by such Buyer in connection with the transactions contemplated by the Transaction Documents as of the Closing will have been duly and validly authorized (as applicable), executed and delivered on behalf of such Buyer as of the Closing, and will be legal, valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

k. No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents to which it is a party and the consummation by such Buyer of the transactions contemplated thereby will not (i) in the case of a Buyer that is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of such Buyer as in effect on the date hereof, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

l. Residency. Such Buyer’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below Buyer’s name on its signature page.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement and the Closing Date to each of the Buyers and to the Placement Agent that:

a. Organization and Qualification. Other than as set forth in the SEC Documents (as defined below), the Company does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized or formed and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or otherwise organized and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties, and to carry on its business as now being conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property, or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or on the transactions contemplated by the Transactions Documents, or on the Transactions Documents (including the legality, validity or enforceability thereof), or on the authority or ability of the Company to perform its obligations under the Transaction Documents, or (ii) the rights and remedies of any of the Buyers under the Transaction Documents. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable. Except as disclosed in the SEC Documents, the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interests of each of the Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns capital stock or holds an equity or similar interest in any other Person. For purposes of this Agreement, “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind or any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind; and “Subsidiary” means any entity in which the Company, directly or indirectly, owns any of the outstanding capital stock, equity or similar interests or voting power of such entity at the time of this Agreement or at any time hereafter, whether directly or through any other Subsidiary.

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b. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements to which it is a party or by which it is bound and which is entered into by the parties hereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and to issue (and reserve for issuance, in the case of the Conversion Shares) and deliver the Securities in accordance with the terms hereof and of the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Securities, have been duly authorized by the Board of Directors of the Company (the “Company Board”) and no further consent or authorization is required by the Company, its stockholders or the Company Board. This Agreement and the other Transaction Documents dated of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. As of the Closing, the Transaction Documents dated after the date of this Agreement and on or prior to the date of the Closing shall have been duly executed and delivered by the Company and shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity. Prior to the Closing Date, the Certificate of Designations will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

c. Capitalization. The authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which, as of July 31, 2019, 59,421,791 shares are issued and outstanding, 6,275,995 shares are reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans, including 2,921,701 shares issuable pursuant to outstanding awards under such plans, and 48,864,522 shares are issuable and reserved for issuance pursuant to securities issued or to be issued (other than the Securities, and other than pursuant to the Company’s stock option, restricted stock and stock purchase plans) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 10,000,000 shares of preferred stock, $0.001 par value, of which 24,000 shares are designated as Series A Convertible Preferred Stock, of which, as of July 31, 2019, 23,855 shares are issued and outstanding. In connection with the entry into this Agreement, the Company has designated 5,610,121 shares of its authorized preferred stock as Series B Preferred Stock to be issued and sold pursuant to this Agreement and the transactions contemplated hereby. All of such outstanding or issuable shares of the Company have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except as disclosed in Schedule 3.c, and/or waived prior to the date hereof, (A) no shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries; (C) except as disclosed in the SEC Documents (as defined in Section 3.f hereof), there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company and no other stockholder or similar agreement to which the Company or any of the Subsidiaries is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Shares; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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d. Issuance of Shares and Preferred Shares. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all Liens and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Upon the filing of the Certificate of Designation with the Secretary of State of Delaware, the Preferred Shares will have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all Liens and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Upon the due conversion of the Preferred Shares, the Conversion Shares will be validly issued, fully paid and non-assessable free and clear of all Liens and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Shares. The issuance by the Company of the Shares and Preferred Shares is, and upon conversion in accordance with the Certificate of Designation the issuance of the Conversion Shares will be, in compliance with all applicable federal and state securities laws and exempt from registration under the 1933 Act and applicable state securities laws.

e. No Conflicts.

(i) The execution and delivery of the Transaction Documents by the Company and, to the extent applicable, the Subsidiaries, the performance by such parties of their obligations thereunder and the consummation by such parties of the transactions contemplated hereby and thereby will not (A) result in a violation of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”) or any organizational documents of the Subsidiaries; (B) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; (C) result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary; or (D) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, except in the case of both (B) and (C) above, as would not reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no action by or in respect of, consent, approval, authorization, or order of, or filing, license, qualification or registration with, any Person, governmental body, agency, official or court other than (a) filings that have been made pursuant to applicable state securities laws, (b) post-sale filings pursuant to applicable state and federal securities laws, (c) filings pursuant to the rules and regulations of any securities exchange on which the Securities may be listed, (d) filing of the registration statement required to be filed by the Registration Rights Agreement and (e) the filing of the Certificate of Designation with the Secretary of State of Delaware. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentences have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise. The Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and Preferred Shares, (ii) the issuance of the Conversion Shares upon due conversion of the Preferred Shares and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties is subject that is or could reasonably be expected to become applicable to the Buyers as a result of the transactions contemplated by the Transaction Documents, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Buyers or the exercise of any right granted to the Buyers pursuant to this Agreement or the other Transaction Documents.

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(ii) Neither the Company nor any of the Subsidiaries has violated any material term of its Certificate of Incorporation, Bylaws or other organizational documents. Neither the Company nor any of the Subsidiaries has violated any material term of or has been in default under (or with the giving of notice or lapse of time or both would have been in violation of or default under) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to it, which violation or default would or would reasonably be expected to have a Material Adverse Effect. The business of the Company and/or the Subsidiaries has not been conducted in violation of any law, ordinance or regulation of any governmental entity, which violation would or would reasonably be expected to have a Material Adverse Effect.

f. SEC Documents; Financial Statements; Sarbanes-Oxley.

(i) Since December 31, 2017, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”) (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the “SEC Documents”). The Company has made available to the Buyers or their respective representatives, or filed and made publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”) no less than two (2) days prior to the date this representation is made, true and complete copies of the SEC Documents. Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system no less than two (2) days prior to the date this representation is made. The Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff.

(ii) As of their respective dates, the consolidated financial statements of the Company and the Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes) and fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements for periods subsequent to December 31, 2018, to normal year-end audit adjustments that are described on Schedule 3.f or that are not material individually or in the aggregate). None of the Company, the Subsidiaries and their respective officers, directors and Affiliates or, to the Company’s Knowledge, any stockholder of the Company has made any filing with the SEC (other than the SEC Documents), issued any press release or made, distributed, paid for or approved (or engaged any other Person to make or distribute) any other public statement, report, advertisement or communication on behalf of the Company or any of the Subsidiaries or otherwise relating to the Company or any of the Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to the Buyers, including information referred to in Section 2.d, that contains any untrue statement of a material fact or, with respect to written information, omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Company’s reports filed or made with the SEC under the 1934 Act. To the Company’s Knowledge, the accounting firm that expressed its opinion with respect to the consolidated financial statements included in the Company’s most recently filed annual report on Form 10-K, and reviewed the consolidated financial statements included in the Company’s most recently filed quarterly report on Form 10-Q, was independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under applicable law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents.

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(iii) The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

(iv) Since December 31, 2017, except as set forth on Schedule 3.f, neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any director, officer or employee, of the Company or any of the Subsidiaries, has received or otherwise obtained any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of the Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of the Subsidiaries, whether or not employed by the Company or any of the Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company pursuant to Section 307 of Sarbanes-Oxley, and the SEC’s rules and regulations promulgated thereunder. Since December 31, 2017, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Company Board or any committee thereof. The Company is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the 1934 Act).

(v) As used in this Agreement, the “Company’s Knowledge” and similar language means, unless otherwise specified, the actual knowledge of any “officer” (as such term is defined in Rule 16a-1 under the 1934 Act) of the Company, including David L. Fischel and Martin C. Stammer, and the knowledge any such Person would be expected to have after reasonable due diligence inquiry.

g. Internal Accounting Controls; Disclosure Controls and Procedures. The Company maintains a system of internal accounting controls that comply with applicable securities laws and have been designed by, or under the supervision of, the Company’s principal executive officer and principal financial officer, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences and the interactive data in eXtensible Business Reporting Language incorporated by reference in the SEC Filings is accurate (“Internal Controls”). The Internal Controls are overseen by the Audit Committee of the Company Board. The Company has timely filed and made publicly available on the SEC’s EDGAR system no less than two (2) days prior to the date this representation is made, and all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (B) Section 906 of Sarbanes Oxley with respect to any SEC Documents. The Company has not publicly disclosed or reported to the Audit Committee or the Company Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Company Board, a significant deficiency, material weakness, adverse change in Internal Controls or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, applicable securities laws, or any matter which, if determined adversely, would have a Material Adverse Effect. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such internal control over financial reporting is effective and does not contain any material weaknesses.

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h. Absence of Certain Changes. Except as disclosed in any SEC Documents that were filed with the SEC at least two (2) days prior to the date of this Agreement, since December 31, 2018, (i) there have been no events, occurrences or developments that have or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and the Company has not purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company); (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its Subsidiaries; (iv) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole; and (v) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole. The Company has not taken any steps, and the Company has no current plans to take any steps, to seek protection pursuant to any bankruptcy law nor, to the Company’s Knowledge, do any creditors of the Company intend to initiate involuntary bankruptcy proceedings nor, to the Company’s Knowledge, is there any fact that would reasonably lead a creditor to do so. The Company has not, since the date of the latest financial statements included within its SEC Documents, materially altered its method of accounting or the manner in which it keeps its books and records.

i. Absence of Litigation. Except as set forth on Schedule 3.i, (i) there is no current action, suit or proceeding, or, to the Company’s Knowledge, any inquiry or investigation before or by any court, public board or other Governmental Authority pending or, to the Company’s Knowledge, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries, any Employee Benefit Plan (as defined below), any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such, or any of the Company’s or the Subsidiaries’ properties or assets and (ii) to the Company’s Knowledge, none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation during the past five years. During the past five (5) years, the SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1934 Act or the 1933 Act. None of the matters described in Schedule 3.i has had or, if determined adversely to the Company or any Subsidiary, would reasonably expected to have a Material Adverse Effect.

j. Acknowledgment Regarding Buyer’s Purchase of the Shares and Preferred Shares. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Shares and Preferred Shares. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

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k. No Material Adverse Effect; No Undisclosed Liabilities. Since December 31, 2018, there has been no Material Adverse Effect and no circumstances exist that the Company reasonably expects could be, cause or have a Material Adverse Effect. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Transaction Documents, (ii) liabilities accrued for in the latest balance sheet included in the Company’s most recent periodic report (on Form 10-Q or Form 10-K) filed at least two (2) days prior to the date this representation is made (the date of such balance sheet, the “Latest Balance Sheet Date”) and (iii) liabilities incurred in the ordinary course of business consistent with past practices since the Latest Balance Sheet Date, the Company and the Subsidiaries do not have any other liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted).

l. General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

m. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions of any authority.

n. Employee Relations. Neither the Company nor any of the Subsidiaries is involved in any labor union dispute nor, to the Company’s Knowledge, is any such dispute threatened. Except as set forth on Schedule 3.n, none of the employees of the Company and the Subsidiaries is a member of a union that relates to such employee’s relationship with the Company or any of the Subsidiaries, neither the Company nor any of the Subsidiaries is a party to a collective bargaining agreement, and the Company and the Subsidiaries believe that their relations with their respective employees are good. No “executive officer” (as defined in Rule 3b-7 under the 1934 Act), nor any other Person whose termination would be required to be disclosed pursuant to Item 5.02 of Form 8-K, has notified the Company that such Person intends to leave the Company or otherwise terminate such Person’s employment with the Company. No such executive officer, to the Company’s Knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. No such executive officer, to the Company’s Knowledge, has been accused or discrimination, harassment, assault or abuse. The Company and the Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices (including, but not limited to Title VII of the Civil Rights Act of 1964, as amended and the Fair Labor Standards Act of 1938, as amended), terms and conditions of employment and wages and hours, except where the failure to be in compliance would not and would not be reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

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o. Employee Benefits. No “prohibited transaction” as defined under Section 406 of ERISA (as defined below) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), that is not exempt under ERISA Section 408 or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, has occurred with respect to any Employee Benefit Plan (as defined below), (ii) at no time within the last seven (7) years has the Company or any ERISA Affiliate (as defined below) maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Section 302 of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA, (iii) no Employee Benefit Plan represents any current or future liability for retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law, (iv) each Employee Benefit Plan is and has been operated in compliance with its terms and all applicable laws, including but not limited to ERISA and the Code, except for such failures to comply that would not have a Material Adverse Effect, (v) no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law, except for any such tax, fine, lien, penalty or liability that would not, individually or in the aggregate, have a Material Adverse Effect, (vi) the Company does not maintain any Foreign Benefit Plan, (vii) the Company does not have any obligations under any collective bargaining agreement, (viii) no Employee Benefit Plan is subject to termination or modification, as a result of the transactions contemplated hereby or by the other Transaction Documents; (ix) no benefit will be distributed and no liability will be incurred, including any complete or partial withdrawal from or with respect to any “multiemployer plan” or other Employee Benefit Plan subject to Title IV of ERISA, as a result of the transactions contemplated hereby or by the other Transaction Documents; (x) no benefit or vesting under any Employee Benefit Plan will accelerate or increase as a result of the transactions contemplated hereby or by the other Transaction Documents; and (ix) all individuals working for the Company or any ERISA Affiliate are properly classified as employees or independent contractors. As used in this Agreement, “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, and all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or any of the Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of the Subsidiaries or (B) the Company or any of the Subsidiaries has had or has any present or future obligation or liability on behalf of any such employee, director or independent contractor; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the Company’s controlled group as defined in Code Section 414 (b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan mandated by a government other than the United States of America is subject to the laws or a jurisdiction outside of the United States.

p. Intellectual Property Rights.

(i) The Company and its Subsidiaries own or possess adequate rights or licenses to use all Intellectual Property necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. Except as set forth on Schedule 3.p, none of the Company’s or its Subsidiaries’ Intellectual Property has expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, in either case that are necessary or material to the conduct of the Company’s business as now conducted and as presently proposed to be conducted. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property of others (including as a result of the manufacture, use, provision, sale, or other exploitation of any products or services of the Company or any of its Subsidiaries). There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries with respect to or relating to their Intellectual Property. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property and of all trade secrets and other confidential information of any third party in the possession of the Company or its Subsidiaries. There are no current exclusive rights or licenses granted to any third party with respect to the Intellectual Property of the Company or its Subsidiaries. The Company and its Subsidiaries have not disclosed (and are not under any obligation to disclose) any source code to any proprietary software owned by the Company or its Subsidiaries to any third party except for APIs or integration software that was developed with third parties and intended to be used collaboratively.

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(ii) The software, hardware, networks, communications devices and facilities, and other technology and related services used by the Company and/or any of the Subsidiaries (collectively, the “Systems”) are reasonably sufficient for the operation of their respective businesses as currently conducted and for the reasonably anticipated needs of such businesses. The Company and the Subsidiaries have arranged for disaster recovery and back-up services sufficient to comply with any and all applicable Laws and adequate to meet its needs in the event the performance of any of the Systems or any material component thereof is temporarily or permanently impeded or degraded due to any natural disaster or other event outside the reasonable control of the Company or the Subsidiaries, as applicable. The Company and the Subsidiaries have established and maintain industry standard measures to ensure that the Systems, and all software, information and data residing on its Systems or otherwise owned by, licensed, used or distributed by the Company or any of the Subsidiaries, are free of any computer virus, Trojan horse, worm, time bomb, or similar code designed to disable, damage, degrade or disrupt the operation of, permit unauthorized access to, erase, destroy or modify any software, hardware, network or other technology (“Malicious Code”). Since December 31, 2013, no Malicious Code or error or defect has caused a material disruption, degradation or failure of any of the Systems or of the conduct of the businesses of the Company or any of the Subsidiaries or given rise to any material liability to the Company or its Subsidiaries, and, to the Company’s Knowledge, there has been no material unauthorized intrusion or breach of the security of any of the Systems.

(iii) For purposes of this Agreement, the term “Intellectual Property” means all intellectual property and industrial property rights and assets, and all rights, interests and protections that are associated with, similar to, or required for the exercise of, any of the foregoing, however arising, pursuant to the laws of any jurisdiction throughout the world, whether registered or unregistered, including any and all: (a) inventions (whether or not patentable, and whether or not reduced to practice), all improvements thereto, and all patents (including all reissuances, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications, and other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventor’s certificates, petty patents and patent utility models); (b) trademarks, service marks, trade names, brand names, logos, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with all goodwill connected with the use of and symbolized by, and all registrations, registration applications and renewals in respect of, any of the foregoing; (c) Internet domain names, whether or not trademarks or service marks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies and the content found thereon and related thereto, and URLs; (d) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights and moral rights, and all registrations, applications for registration and renewals with respect thereto; (e) trade secrets, discoveries, business and technical information, know-how, methodologies, strategies, processes, databases, data collections and other confidential and/or proprietary information and all rights therein; (f) software and firmware, including data files, source code, object code, application programming interfaces, routines, algorithms, architecture, files, records, schematics, computerized databases and other related specifications and documentation; (g) semiconductor chips and mask works; (h) other intellectual property rights; and (i) copies and tangible embodiments (in whatever form or medium) of the foregoing. For purposes of this Agreement, “Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency (including any self-regulatory agency or organization), authority, instrumentality, regulatory body, court, central bank, domain name registrar or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of the Subsidiaries, or any of their respective properties, assets or undertakings.

(iv) The Company and its Subsidiaries are, and during the past four (4) years have been, in compliance, in all material respects, with (i) all Privacy and Information Security Requirements, (ii) their Privacy Notices, and (iii) all contracts relating to the Processing of Personal Information. The Company and its Subsidiaries have reasonable safeguards in place designed to protect Personal Information and other confidential data in its possession or under its control against, loss, theft, or unauthorized disclosure, and requires the same of all vendors that Process Personal Information on its behalf. There have been no material breaches involving Personal Information in the possession or control of the Company or any of its Subsidiaries, and to the Company’s Knowledge there has been no unauthorized or illegal use of or access to any Personal Information, in the past four (4) years. Neither the Company nor any of its Subsidiaries have notified, nor to the Company’s Knowledge been required to notify, any Person of any information security breach involving Personal Information. Neither the Company, nor any Subsidiary, has received any notice, allegation, complaint or other communication, and there is no pending investigation by any Governmental Authority or payment card association, regarding any actual or possible violation of any Privacy and Information Security Requirements by or with respect to the Company or any of its Subsidiaries, in either case that would or would reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect. The Company and/or any of the Subsidiaries have provided all requisite notices and obtained all required consents, and satisfied all other requirements in all material respects (including but not limited to notification to Governmental Authorities), necessary for the Company and/or any of the Subsidiaries’ Processing (including international and onward transfer) of all Personal Information in connection with the conduct of the business as currently conducted. For purposes hereof, “Personal Information” means, in addition to any definition for any similar term (e.g., “personally identifiable information” or “PII”) provided by applicable law, all information that identifies an individual or, in combination with any other information or data, is capable of identifying or locating an individual; Personal Information includes “Protected Health Information,” as defined by the Health Insurance Portability and Accountability Act of 1986 (Pub. L. No. 104-191), as amended and the rules and regulations issued thereunder (“HIPAA”); “Privacy and Information Security Requirements” means (i) all Laws relating to the Processing of Personal Information, data privacy or information security, including HIPAA, and the payment card information data security standards; “Privacy Notices” means any internal and external notices, policies, disclosures, or public representations by the Company or any of the Subsidiaries with respect to the Processing of Personal Information or privacy practices; “Process” or “Processing” means the collection, use, storage, processing, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

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q. Environmental Laws. Each of the Company and the Subsidiaries (i) is in compliance, in all material respects, with all Environmental Laws (as defined below), (ii) has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) is in compliance with all terms and conditions of any such permit, license or approval, and to the Company’s Knowledge, there are no events, conditions, or circumstances reasonably likely to result in liability of the Company or any of the Subsidiaries pursuant to Environmental Laws that would or would reasonably be expected to have a Material Adverse Effect. None of the Company or the Subsidiaries has received any notice of any noncompliance with any Environmental Laws or the terms and conditions of any permit, license or approval required under applicable Environmental Laws to conduct the Company’s and the Subsidiaries’ respective businesses. The term “Environmental Laws” means all federal, state, local or foreign laws relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., as amended (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §6901, et seq., the Clean Air Act, 42 U.S.C. §7401, et seq., as amended, the Federal Water Pollution Control Act, 33 U.S.C. §1251, et seq., as amended, the Oil Pollution Act of 1990, 33 U.S.C. §2701, et seq., and the Toxic Substances Control Act, 15 U.S.C. §2601, et seq.; “Hazardous Materials” means any hazardous, toxic or dangerous substance, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

r. Personal Property. Except as disclosed in the SEC Documents, the Company and the Subsidiaries have good and valid title to all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens.

s. Real Property. None of the Company or any of the Subsidiaries owns any real property. All of the Real Property Leases (as defined below) are valid and in full force and effect and are enforceable against all parties thereto. Neither the Company nor any of the Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in default in any material respect under any of the Real Property Leases and no event has occurred which with the giving of notice or the passage of time or both could constitute a default under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could adversely affect the Company’s or any of the Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases. No Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby or by the other Transaction Documents. For purposes hereof, “Real Property Lease” means each lease and other agreement with respect to which the Company or the Subsidiaries is a party or otherwise bound or affected with respect to the Real Property, except easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that pertain to Real Property that is contained wholly within the boundaries of any leased Real Property; and “Real Property” means all the real property, facilities and fixtures that are leased or, in the case of fixtures, otherwise owned or possessed by the Company or the Subsidiaries.

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t. Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary for similarly situated companies in the businesses in which the Company and the Subsidiaries are engaged. All material policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect and the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects. There are no material claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or, except with respect to the matter set forth in Schedule 3.i, defending under a reservation of rights clause. Neither the Company nor any of the Subsidiaries have been refused any insurance coverage sought or applied for, and, to the Company’s Knowledge, the Company and the Subsidiaries will be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have a Material Adverse Effect.

u. Regulatory Permits and Other Regulatory Matters.

(i) Permits. The Company and the Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their business as presently conducted (“Permits”), including all Permits required by the United States Food and Drug Administration (the “FDA”) or any other Governmental Authority engaged in the regulation of the development, testing, manufacturing, labeling, storage, recordkeeping, promotion, marketing, distribution and service of medical devices (each, a “Regulatory Agency”), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit. To the Company’s Knowledge, there are no facts or circumstances that could reasonably lead to the revocation or cancellation of any material Permit or would prevent the Company or any of its Subsidiaries from obtaining and maintaining in effect any material Permit.

(ii) Studies and Other Preclinical and Clinical Tests. The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company or any of the Subsidiaries were, and if still pending are, being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to applicable statutory and regulatory requirements, as well as accepted professional and scientific standards; the descriptions of the results of such studies, tests and trials contained in the SEC Documents are accurate and complete; and neither the Company nor any of the Subsidiaries has received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority or any institutional review board or comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of the Subsidiaries.

(iii) Debarment or Conviction. None of the Company or the Subsidiaries or any of their respective Affiliates, subcontractors or employees (A) has been debarred, (B) is subject to debarment or (C) is the subject of a conviction, in each case pursuant to Section 335a of the United States Federal Food, Drug and Cosmetic Act, as amended.

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(iv) Other Regulatory Matters. Each of the Company and the Subsidiaries is in compliance, in all material respects, with all Health Care Laws (as defined below). As to each product of the Company or any Subsidiary subject to the jurisdiction of any Regulatory Agency that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of the Subsidiaries, such product has been, and is being, manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance in all material respects with all applicable requirements under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder, and similar applicable U.S. federal, state or local, European Union or other foreign laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports. There is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of the Subsidiaries, and none of the Company or any of the Subsidiaries has received any notice, warning letter or other communication from any Regulatory Agency, which (A) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any products of the Company or the Subsidiaries, (B) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any such product, (C) imposes a clinical hold on any clinical investigation by the Company or any of the Subsidiaries, (D) enjoins production at any facility of the Company or any of the Subsidiaries, (E) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of the Subsidiaries, or (F) otherwise alleges any violation of any laws, rules or regulations by the Company or any of the Subsidiaries. The respective properties, business and operations of the Company and the Subsidiaries have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of applicable Regulatory Agencies, including the FDA. The Company has not been informed by any Regulatory Agency that it will prohibit the marketing, sale, license or use in the United States or any other jurisdiction of any product proposed to be developed, produced or marketed by the Company. The term “Health Care Laws” means (i) all applicable federal, state, local, and foreign health care fraud and abuse laws, including, but not limited to, the federal Anti-Kickback Statute (42 U.S.C. §1320a 7b(b)), the Stark Law (42 U.S.C. §1395nn and §1395(q)), the federal False Claims Act (31 U.S.C. §3729 et seq.), the federal Civil Monetary Penalties Law (42 U.S.C §1320a 7a and 1320a 7b) and the regulations promulgated pursuant to such statutes; (ii) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq., as amended) and all applicable requirements, regulations and guidance with the effect of law issued thereunder by the FDA (including FDA Law and Regulation); (iii) all applicable licensure laws and regulations, certificates of operations and authority; (iv) any requirement of law relating to the provision of, or payment for, health care services, items or supplies, or the participation in governmental health care programs or other third party payor programs; (v) the Public Health Service Act (42 U.S.C. §§ 201 et seq.), and (vi) any and all other applicable health care laws (whether foreign or domestic), regulations, governmental policies and administrative guidance with the effect of law, including those related to state anti-kickback or self-referral prohibitions, each of (i) through (v) as may be amended from time to time.

v. Listing. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act. The Company has not, in the 12 months preceding the date hereof, received notice from the OTC Markets — OTCQX Best Market (the “Principal Market”) that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is as of the date hereof, will be as of the date of the issuance of Shares and Preferred Shares pursuant to the Transaction Documents, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock.

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w. Tax Status. Each of the Company and the Subsidiaries (i) has timely filed all foreign, federal and state income, franchise and all other material Tax Returns required by any jurisdiction to which it is subject, (ii) has paid all Taxes that are material in amount and required to be paid, except those that the Company is contesting by appropriate proceedings and for which the Company has made reserves in the consolidated financial statements of the Company and the Subsidiaries that are adequate in accordance with GAAP, and (iii) has established in the consolidated financial statements of the Company and the Subsidiaries reserves that are adequate in accordance with GAAP for the payment of all material Tax liabilities and deferred Taxes as of the date this representation is made. There are no unpaid Taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction, and to the Company’s Knowledge, there is no basis for any such claim. Each of the Company and the Subsidiaries has timely withheld and paid all material Taxes (including sales Taxes) required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or third party. Neither the Company nor any of the Subsidiaries is or has been a U.S. real property holding corporation (as defined in Treasury Regulation Section 1.897-2(b) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. No Tax audits or administrative or judicial Tax proceedings are being conducted or are pending or threatened in writing with respect to the Company or the Subsidiaries. No claim has been made in the last three years by an authority in a jurisdiction where the Company and the Subsidiaries do not file Tax Returns that the Company or the Subsidiaries may be subject to taxation by that jurisdiction. None of the Company or the Subsidiaries (i) has ever been a member of an affiliated group filing a consolidated federal income Tax Return or any analogous group for federal, state, local or foreign Tax purposes (other than a group the common parent of which was the Company), or (ii) has any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by any contract, or otherwise. The Company and each Subsidiary has been resident in its jurisdiction of incorporation for Tax purposes and, except as set forth in Schedule 3.w, has not, at any time, been treated as a resident of or as having a permanent establishment or other fixed place of business in any other jurisdiction. Neither the Company nor the Subsidiaries is required to pay any installment of the “net tax liability” described in Section 965(h)(1) of the Code. Neither the Company nor the Subsidiaries is a party to any agreement or arrangement that would result, separately or in the aggregate, in the actual or deemed payment of any “excess parachute payments” within the meaning of Section 280G of the Code (or any comparable provision of foreign, state or local Law). No deficiency for any income, franchise or other material amount of Tax relating to the Company or any of the Subsidiaries has been asserted or assessed by any taxing authority in writing, except for the deficiencies which have been satisfied by payment, settled or withdrawn or which are being contested in good faith and for which reserves adequate in accordance with GAAP have been established in the consolidated financial statements of the Company and the Subsidiaries. None of the Company or any of the Subsidiaries has entered into a “listed transaction” that has given rise to a disclosure obligation under Section 6011 of the Code and the Treasury Regulations promulgated thereunder and that has not been disclosed in the relevant Tax Return. For purposes of this Section 3.w, “Taxes” means all taxes, charges, fees, levies or other like assessments, including United States federal, state, local, foreign and other net income, gross income, gross receipts, social security, estimated, sales, use, ad valorem, franchise, profits, net worth, alternative or add-on minimum, capital gains, license, withholding, payroll, employment, unemployment, social security, excise, property, transfer taxes and any and all other taxes, assessments, fees or other governmental charges, whether computed on a separate, consolidated, unitary, combined or any other basis together with any interest and any penalties, additions to tax, estimated taxes or additional amounts with respect thereto, and including any liability for taxes as a result of being a member of a consolidated, combined, unitary or affiliated group or any other obligation to indemnify or otherwise succeed to the tax liability of any other Person; and “Tax Returns” means all returns, declarations, reports, statements, schedules, notices, forms or other documents or information required to be filed in respect of the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of any legal requirement relating to any Tax.

x. Transactions With Affiliates. Except as set forth in the SEC Documents, none of the Company’s or any Subsidiary’s respective officers or directors, Persons who were officers or directors of the Company or any Subsidiary at any time during the previous two years, stockholders, or affiliates of the Company or any of the Subsidiaries, or any individual related by blood, marriage or adoption to any such individual (each a “Related Party”), nor any Affiliate of any Related Party, is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company or any of the Subsidiaries (other than directly for services as an employee, officer and/or director), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party. Except as set forth in the SEC Documents, no Related Party of the Company or any of the Subsidiaries or any of their respective Affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 1% of the outstanding common stock of a publicly traded corporation) in which the Company or any of the Subsidiaries has any direct or indirect ownership interest or has a business relationship or with which the Company or any of the Subsidiaries competes. “Affiliate” for purposes hereof means, with respect to any Person, another Person that, (i) is a director, officer, manager, managing member, general partner or five percent or greater owner of equity interests in such Person, or (ii) directly or indirectly, (1) has a common ownership with that Person, (2) controls that Person, (3) is controlled by that Person or (4) shares common control with that Person. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another Person.

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y. Application of Takeover Protections. The Company and the Company Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware that is or could reasonably be expected to become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Securities and the Buyers’ ownership of the Securities.

z. Rights Agreement. The Company has not adopted a stockholder rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

aa. Foreign Corrupt Practices and Certain Other Federal Regulations.

(i) Neither the Company nor any of the Subsidiaries, nor to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of the Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of the Subsidiaries: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment from corporate funds to any employee, official, representative or other Person acting on behalf of any governmental authority, state-owned entity, public international organization, political party or official thereof, or candidate for political office (collectively, “Government Official”); (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other applicable Law or international convention of similar effect concerning bribery or corruption which applies to the Company (collectively, “Anti-Corruption Laws”); or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any Government Official. The Company has in place policies, procedures, and internal controls reasonably calculated to ensure compliance with all Anti-Corruption Laws.

(ii) The Company and each Subsidiary is, and has at all times during the past five (5) years been, in compliance with all economic sanctions laws, all executive orders and implementing regulations as administered by any Sanctions Authority (“Sanctions”). None of the Company or any of the Subsidiaries or any of their respective directors or officers, nor, to the Company’s knowledge, their respective employees or agents (A) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) or similar list maintained by any Sanctions Authority, (B) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. person cannot deal or otherwise engage in business transactions with such Person, (C) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (a “Sanctioned Country”), or (D) is owned or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a government of a Sanctioned Country. The Company will not, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person: (y) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (z) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as placement agent, advisor, investor or otherwise). For purposes hereof, “Sanctions Authority” means U.S. Governmental Authorities (including, but not limited to, the Office of Foreign Assets Control, the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Authority.

(iii) The Company and each Subsidiary is, and has at all times during the past five (5) years been, in compliance with all laws related to terrorism or money laundering including: (A) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq. (the Bank Secrecy Act)), as amended by Title III of the Patriot Act, (B) the Trading with the Enemy Act, (C) that certain Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or any other enabling legislation, executive order or regulations issued pursuant or relating thereto, and (D) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. No action, suit or other proceeding by or before any court or Governmental Authority against the Company or any of its Subsidiaries with respect to compliance with such anti-money laundering laws is pending or, to the knowledge of the Company, threatened.

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bb. No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

cc. Investment Company. The Company is not, and upon the Closing will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

dd. No Disqualification Events. None of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the 1934 Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of the Closing, any placement agent or dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”). The Company has exercised reasonable care to determine (i) the identity of each person that is an Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person of (x) any Disqualification Event relating to that Covered Person, and (y) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. The Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Securities.

ee. Manipulation of Prices; Securities. Except as set forth in the SEC Documents, none of the Company or the Subsidiaries, or any of their respective officers, directors or Affiliates and, to the Company’s Knowledge, no one acting on any such Person’s behalf has, (A) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any Subsidiary to facilitate the sale or resale of any of the Securities, (B) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (C) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any Subsidiary, other than, in the case of clauses (B) and (C), compensation paid to the Placement Agent in connection with the placement of the Securities.

ff. Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that none of the Buyers or holders of the Securities has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; and no Buyer or holder of Securities shall be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (i) one or more Buyers or holders of Securities may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, and (ii) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that any such hedging and/or trading activities do not constitute a breach of any Transaction Document or affect the rights of any Buyer or holder of Securities under any Transaction Document.

gg. No Required Additional Issuances. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under any of such securities.

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hh. Forward Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the 1934 Act) contained or incorporated by reference in the SEC Documents has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

ii. Ratings. No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the 1934 Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering: (A) downgrading the rating accorded any debt securities or preferred equity securities of or guaranteed by the Company or any of its subsidiaries or (B) placing under surveillance or review, or changing its outlook with respect to, its rating of any debt securities or preferred equity securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

jj. No Restrictions on Payments by Subsidiaries. No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, (i) from paying any dividends to the Company, (ii) from making any other distribution on such subsidiary’s capital stock, (iii) from repaying to the Company any loans or advances to such subsidiary from the Company or (iv) from transferring any of such subsidiary’s material properties or assets to the Company or any other subsidiary of the Company.

kk. Disclosure. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. Taken as a whole, all disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or with respect to written information omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4. COVENANTS.

a. Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b. Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and, upon request, to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide promptly upon the request of any Buyers evidence of any such action so taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c. Reporting Status. From the date of this Agreement until the first date on which no Buyer owns Securities (the period ending on such date, the “Reporting Period”), the Company shall timely (including by giving effect to any extensions pursuant to Rule 12b-25 of the 1934 Act) file all reports required to be filed with the SEC pursuant to the 1934 Act and the Company shall not terminate the registration of the Common Stock under the 1934 Act or otherwise terminate its status as an issuer required to file reports under the 1934 Act, even if the securities laws would otherwise permit any such termination. If during the Reporting Period the Company is not required to file reports pursuant to the 1934 Act, it will prepare and furnish to the Buyers and make publicly available in accordance with Rule 144(c) such information as is required for the Buyers to sell the Securities, including without limitation, under Rule 144.

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d. Use of Proceeds. The Company will use the proceeds from the sale of the Shares and Preferred Shares (i) first to pay expenses related to the sale of the Securities, and (ii) thereafter for working capital and general corporate purposes.

e. Internal Accounting Controls. During the Reporting Period, the Company shall, and shall cause each of the Subsidiaries to (i) at all times keep books, records and accounts with respect to all of such Person’s business activities, in accordance with sound accounting practices and GAAP consistently applied, (ii) maintain a system of Internal Controls, (iii) maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act, (iv) cause such disclosure controls and procedures to be effective at all times to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (I) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (II) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure, (v) maintain internal control over financial reporting required by Rule 13a-14 or Rule 15d-14 under the 1934 Act, and (vi) cause such internal control over financial reporting to be effective at all times and not contain any material weaknesses.

f. Expenses. At the Closing, the Company and the Buyers shall each pay all of their own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated hereby and thereby. The Company shall pay all Transfer Agent fees incurred in connection with the sale and issuance of the Securities to the Buyers.

g. Disclosure of Transactions and Other Material Information. The Company shall file, within the timeframe required under applicable SEC rules, one or more Current Reports on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K this Agreement, the Registration Rights Agreement and the Certificate of Designation (such Form or Forms 8-K, collectively, the “Announcing Form 8-K”). Unless required by applicable law or a rule of the Principal Market, the Company shall not make any public announcement regarding the transactions contemplated hereby or by the other Transaction Documents prior to the Closing Date. The Company confirms that, following the filing of the Announcing Form 8-K, no Buyer will be deemed to be in possession of material non-public information concerning the Company (to the extent that such information was provided by the Company prior to the filing of such Form 8-K). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents to not, provide any Buyer with any material non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Buyer, unless prior thereto such Buyer shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Buyer or any of such Buyer’s Affiliates; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), and provided further, that the Company may issue any other announcement or press release regarding the transactions contemplated hereby, so long as such announcement or press release does not disclose the name of any Buyer or any of such Buyer’s Affiliates. Notwithstanding anything to the contrary herein, in the event that the Company believes that a notice or communication to any Buyer contains material, non-public information relating to the Company or any of the Subsidiaries, the Company shall so indicate to the Buyers contemporaneously with delivery of such notice or communication, and such indication shall provide the Buyers the means to refuse to receive such notice or communication; and in the absence of any such indication, the holders of the Securities shall be allowed to presume that all matters relating to such notice or communication do not constitute material, non-public information relating to the Company or any of the Subsidiaries. Upon receipt or delivery by the Company or any of the Subsidiaries of any notice in accordance with the terms of the Transaction Documents, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or the Subsidiaries, the Company shall within one Business Day after any such receipt or delivery publicly disclose such material, non-public information.

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h. Patriot Act, Investor Secrecy Act and Office of Foreign Assets Control. As required by federal law and each Buyer’s policies and practices, each Buyer may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services, and, from the date of this Agreement until the end of the Reporting Period, the Company agrees to, and shall cause each of the Subsidiaries to, provide such information to each Buyer.

i. Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent for the Common Stock in in a form reasonably acceptable to the parties and the Transfer Agent (the “Irrevocable Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at the DTC, registered in the name of each holder of Preferred Shares or such holder’s nominee(s), for the Conversion Shares in such amounts as specified from time to time by each such holder to the Company upon conversion of the Preferred Shares. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.i and stop transfer instructions to give effect to the provisions of Section 2.h will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Preferred Shares by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.i will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.i, that the holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

j. Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a holder thereof in connection with a bona fide margin agreement or other loan secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no such holder effecting any such pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to any Transaction Document; provided that such holder and its pledgee shall be required to comply with the provisions of Section 2.h in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a holder of Securities.

k. Regulation M. Neither the Company, nor the Subsidiaries nor any Affiliates of the foregoing, has taken or shall take any action prohibited by Regulation M under the 1934 Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

l. Disqualification Events. The Company will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Covered Person.

m. No Integrated Offering. Neither the Company nor any of the Subsidiaries, nor any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to purchase any security, under any circumstances that would require registration of any of the Securities under the 1933 Act or require stockholder approval of the issuance of any of the Securities.

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n. Takeover Provisions. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that a Buyer is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision in effect or hereafter adopted by the Company, or that a Buyer could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of purchasing Securities under this Agreement.

o. Reservation of Common Stock. From the date hereof to the date on which all Preferred Shares have been converted into shares of Common Stock pursuant to the terms of the Certificate of Designations, the Company shall reserve for issuance a number of shares of Common Stock at least equal to the aggregate number of shares of Common Stock necessary to effect the conversion of all of the outstanding Preferred Shares.

p. Listing. The Company shall take all actions necessary to remain eligible for quotation or listing, as applicable, of its securities on the Principal Market. The Company shall, as promptly as practicable following such time as the Company meets all of the financial and other quantitative listing requirements for the NYSE American, The New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or the NASDAQ Capital Market (or a successor to any of the foregoing) (each, a “National Exchange”), notify the Company Board of its meeting of such listing requirements, and the Company Board shall promptly thereafter evaluate and determine, in the good faith judgment of the Company Board, whether it is in the best interests of the Company’s stockholders and other securityholders to secure the listing of the Common Stock on such National Exchange. In the event that the Company Board determines that such listing is so advisable, then the Company shall use its commercially reasonable efforts to secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) on such National Exchange as promptly as practicable. Following any such listing, the Company shall use its commercially reasonable efforts to maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents; provided, that, in no event shall the Company take any action that would reasonably be expected to adversely impact the Company’s ability to perform its obligations under the Transaction Documents. Following such listing, none of the Company or any of the Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock from the National Exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.g. At all times during the Reporting Period, (i) the Common Stock shall be eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, (ii) the Company shall be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock, and (iii) the Company shall use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC or, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, the Company shall use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

q. Transfer Taxes. The Company shall be responsible for any liability with respect to any transfer, stamp or similar non-income Taxes that may be payable in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents, including any such Taxes with respect to the issuance of the Securities.

r. Further Instruments and Acts. From the date of this Agreement until the end of the Reporting Period, upon request of any Buyer or Investor (as defined in the Registration Rights Agreement), the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement and the other Transaction Documents.

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5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Shares and Preferred Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

a. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

b. Such Buyer shall have delivered to the Company the Purchase Price for the Shares and the Preferred Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c. The Company shall have obtained enforceable waivers (or other modification) in respect of the preemptive rights, participation rights or other similar rights set forth in Schedule 3.c hereto in respect of the purchase and sale of the Securities hereunder.

d. The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

6. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Shares and Preferred Shares from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a. The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to such Buyer.

b. The representations and warranties of the Company and the Subsidiaries shall be true and correct in all material respects (except for representations or warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company and the Subsidiaries shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and the Subsidiaries at or prior to the Closing Date and no Material Adverse Effect shall have occurred. Such Buyer shall have received a certificate, executed by the either the chief executive officer or the chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

c. Such Buyer shall have received the opinion of Bryan Cave Leighton Paisner LLP, dated as of the Closing Date and addressed to the Buyers and the Placement Agent, which opinion will address, among other things, laws of the State of Delaware and the State of New York and federal law applicable to the transactions contemplated hereby, substantially in the form of Exhibit B hereto.

d. The Company shall have executed and delivered the Transfer Instructions and Irrevocable Transfer Agent Instructions, and delivered to Buyer a copy of such Transfer Instructions and Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent, with respect to the Shares and Preferred Shares being purchased by such Buyer at the Closing to the Transfer Agent and delivered a copy thereof to such Buyer.

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e. The Company Board shall have adopted, and not rescinded or otherwise amended or modified, resolutions consistent with Section 3.b (the “Resolutions”).

f. The Certificate of Designation shall have been filed with the Secretary of State of Delaware and shall have become effective, and the Company shall have provided a filed copy thereof to any Buyer purchasing Preferred Shares.

g. The Company shall have delivered to such Buyer (i) a certificate evidencing the incorporation or organization and good standing of the Company in its state of incorporation and (ii) a certificate evidencing the Company’s qualification as a foreign corporation and good standing in the state of its principal place of business issued by the Secretary of State (or other applicable authority) of such state of incorporation or principal place of business as of a date within five (5) Business Days of the Closing Date.

h. The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, certified as of a date within five (5) Business Days of the Closing Date, by the Secretary of State of the State of Delaware, and (C) the Bylaws.

i. The Company shall have delivered to such Buyer a Lock-Up Agreement, substantially in the form of Exhibit D hereto (the “Lock-Up Agreement”) executed by each person listed on Exhibit E hereto, and each such Lock-Up Agreement shall be in full force and effect on the Closing Date.

j. The Company shall have obtained enforceable waivers (or other modification) in respect of the preemptive rights, participation rights or other similar rights set forth in Schedule 3.c hereto in respect of the purchase and sale of the Securities hereunder.

k. The Company shall have delivered to each Buyer of Preferred Shares a certificate for the aggregate number of Preferred Shares that such Buyer is purchasing on the Closing Date.

l. The Company shall have made or obtained all filings, qualifications, permits and approvals under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

m. During the period beginning on the date of this Agreement and ending immediately prior to the Closing, there shall not have been any stock dividend, stock split, stock combination, recapitalization or other similar transaction with respect to any capital stock of the Company, including the Common Stock.

n. The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, a number of shares of Common Stock equal to the number of Conversion Shares issuable upon conversion of the Preferred Shares.

o. Neither the SEC nor the Principal Market shall have issued a stop order with respect to the Common Stock nor shall the SEC or the Principal Market have threatened in writing to suspend trading of the Common Stock.

p. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

q. The Company and the Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

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7. INDEMNIFICATION.

a. Company Indemnification Obligation. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s and the Subsidiaries’ other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, officers, directors, members, managers, employees, affiliates of, and each Person who controls (within the meaning of the 1933 Act and the 1934 Act) such Buyer and the stockholders, partners, officers, directors, members, managers, employees and affiliates of such controlling Persons and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitees is a party to the action for which indemnification hereunder is sought), and including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and disbursements and reasonable and actual out-of-pocket costs of investigating, preparing or defending (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any of the Subsidiaries in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company or any of the Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms hereof or thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or affiliates). To the extent that the foregoing undertakings by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b. Indemnification Procedures. Each Indemnitee shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Company of any liability, except to the extent that the Company is prejudiced in its ability to defend such claim) and (ii) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Company has agreed in writing to pay such fees and expenses, (B) the Company shall have failed to assume the defense of such claim within five (5) days of delivery of the written notice of the Indemnitee with respect to such claim or failed to employ counsel selected by the Company and reasonably satisfactory to the Indemnitee, or (C) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Company with respect to such claims (in which case, if the Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of the Indemnitee). If the Company assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by the Company, the Company shall not, and no Indemnitee shall be required by the Company to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability, culpability or fault to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, the Company shall not consent to entry of any judgment or enter into any settlement which provides for any obligation or restriction on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Company. If the Company fails or elects not to assume the defense of a claim pursuant to clause (B) above, or is not entitled to assume or continue the defense of such claim pursuant to clause (C) above, the Indemnitee shall have the right without prejudice to its right of indemnification hereunder to, in its discretion exercised in good faith and upon advice of counsel, to contest, defend and litigate such claim and may settle such claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable; provided that, at least five (5) days prior to any settlement, written notice of such Indemnitee’s intention to settle is given to the Company. If requested by the Company, the Indemnitee agrees (at no expense to the Indemnitee) to reasonably cooperate with the Company and its counsel in contesting any claim that the Company elects to contest.

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8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b. Counterparts; Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. A PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by e-mail or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered legal, valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of a PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

e. Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among each Buyer, the Company and the Subsidiaries, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by (i) the Company, (ii) the holders of at least a majority in interest of the then-outstanding Securities, or if prior to the Closing, by the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority in interest of the Securities (in either case, the “Required Buyers”) and (iii) Redmile Group, LLC, but only to the extent that the Required Buyers are not funds, accounts or entities managed by Redmile Group, LLC or any of its Affiliates. Any such amendment shall bind all holders of the Securities; provided that any such amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer (for the avoidance of doubt, participation by any Buyer in an unrelated financing by the Company shall not be deemed to disproportionately affect the Buyers who do not participate in such financing). No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties hereto or to the other Transaction Documents or holders of the Securities, as the case may be. For clarification purposes, this provision constitutes a separate right granted to each Buyer and is not intended for the Company to treat the Buyers as a class and shall not be construed in any way as the Buyers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

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f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Stereotaxis, Inc.

4320 Forest Park Avenue, Suite 100

St. Louis, Missouri 63108

Attention: Chief Financial Officer

With copy to:

Stereotaxis, Inc.

4320 Forest Park Avenue, Suite 100

St. Louis, Missouri 63108

Attention: Legal Department

-and-

Bryan Cave Leighton Paisner LLP

One Metropolitan Square

211 N. Broadway, Suite 3600

St. Louis, MO 63102

Attention: Robert J. Endicott, Esq.

If to a Buyer, to it at the address set forth under such Buyer’s name on its signature page hereto, or, in the case of a Buyer or any other party named above, at such other address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication; (B) provided by affidavit of personal delivery by a delivery service selected by the Company; or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service or deposit with a nationally recognized overnight delivery service.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of (i) the Required Buyers and (ii) Redmile Group, LLC, but only to the extent that the Required Buyers are not funds, accounts or entities managed by Redmile Group, LLC or any of its Affiliates. A Buyer may assign, delegate or otherwise transfer some or all of its rights hereunder to any Person to whom such Buyer assigns or transfers any Securities without the consent of the Company; provided, that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Buyers.” The Schedule of Buyers attached hereto shall be updated to reflect the information with respect to such transferee, designee or assignee.

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h. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Placement Agent is the intended third-party beneficiary of Sections 2 and 3 hereof and shall be permitted to rely on the legal opinion identified in Section 6.c hereof.

i. Survival. Unless this Agreement is terminated under Section 8.k, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Section 4 and this Section 8, and the indemnification provisions set forth in Section 7, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. Termination. In the event that the Closing shall not have occurred with respect to a Buyer on or before the third (3rd) Business Day following the date of this Agreement due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

l. Placement Agent. The Company represents and warrants to each of the Buyers that it has not engaged a placement agent, broker or financial advisor in connection with the transactions contemplated hereby other than the Placement Agent, and there are no fees, commissions or expenses payable to any broker, finder or agent other than the Placement Agent relating to or arising out of the transactions contemplated hereby. The Company shall be responsible for the payment of any placement agent’s fees or broker’s commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each of the Buyers harmless against, any liability, loss or expense (including attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such payment.

m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

n. Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

o. Payment Set Aside. To the extent that the Company or any of the Subsidiaries makes a payment or payments to any Buyer hereunder or under any of the other Transaction Documents or any Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or such Subsidiary, by a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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p. Independent Nature of Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to purchase the Shares and/or Preferred Shares pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of the Subsidiaries which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other Person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto (including a Buyer’s purchase of Shares and/or Preferred Shares at the Closing at the same time as any other Buyer or Buyers), shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement and the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Buyers and their respective counsels have chosen to communicate with the Company through Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Placement Agent. Each Buyer acknowledges that Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. has rendered legal advice to the Placement Agent and not to such Buyer in connection with the transactions contemplated hereby, and that each such Buyer has relied for such matters on the advice of its own respective counsel. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Buyer.

q. Interpretative Matters. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any of the other Transaction Documents in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties by the Company, as if made by the Company pursuant to Section 3 hereof, as of the date of such certificate or instrument (including for purposes of Section 7 hereof).

* * * * * *

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IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

STEREOTAXIS, INC.

By:	/s/ David Fischel
Name:	David Fischel
Title:	Chairman & CEO

[Signature Page to Securities Purchase Agreement]

BUYERS:

REDMILE CAPITAL OFFSHORE II MASTER FUND, LTD.

By:	Redmile Group, LLC, its investment manager

By:	/s/ Josh Garcia
Name:	Josh Garcia
Title:	CFO

Aggregate Share Purchase Price:	$3,246,380

Number of Shares to be Acquired:	1,583,600

Aggregate Preferred Share Purchase Price:	$5,544,268.05

Number of Preferred Shares to be Acquired:	2,704,521

Tax ID No.:

Address for Notice:
c/o Redmile Group, LLC
One Letterman Drive, Building D Suite D3-300
San Francisco, CA 94129
Attn: General Counsel
Email: operations@redmilegrp.com
Tel: (415) 489-9980

Delivery Instructions:

(if different than above)

Attn: Deborah Mullin
Morgan Stanley | Firmwide Ops
1300 Thames Street, Thames Street Wharf, 5th Floor | Baltimore, MD 21231
Phone: +1 443 627-6131
Fax: +1 410 522-5429
Deborah.Mullin@morganstanley.com

[Signature Page to Securities Purchase Agreement]

BUYERS:

REDMILE STRATEGIC MASTER FUND, LP

By:	Redmile Group, LLC, its investment manager

By:	/s/ Josh Garcia
Name:	Josh Garcia
Title:	CFO

Aggregate Share Purchase Price:	$3,487,870

Number of Shares to be Acquired:	1,701,400

Aggregate Preferred Share Purchase Price:	$5,956,480

Number of Preferred Shares to be Acquired:	2,905,600

Tax ID No.:

Address for Notice:
c/o Redmile Group, LLC
One Letterman Drive, Building D Suite D3-300
San Francisco, CA 94129
Attn: General Counsel
Email: operations@redmilegrp.com
Tel: (415) 489-9980

Delivery Instructions:

(if different than above)

Attn: Deborah Mullin
Morgan Stanley | Firmwide Ops
1300 Thames Street, Thames Street Wharf, 5th Floor | Baltimore, MD 21231
Phone: +1 443 627-6131
Fax: +1 410 522-5429
Deborah.Mullin@morganstanley.com

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:
Opaleye L.P.

By :	/s/ James Silverman
Name:	James Silverman
Title:	Founder

Aggregate Share Purchase Price:	$6,150,000

Number of Shares to be Acquired:	3,000,000

Aggregate Preferred Share Purchase Price:

Number of Preferred Shares to be Acquired:

Tax ID No.:

Address for Notice:
One Boston Place, 26th Fl.
Boston, MA 02108

Telephone No.:	617-229-5085

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _____________________________________________

Street: __________________________________________

City/State/Zip: ____________________________________

Attention: _______________________________________

Telephone No.: ___________________________________

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:
Whitney Capital Series Fund LLC

By:	/s/ Trina Geatz
Name:	Trina Geatz
Title:	Global Director of Operations

Aggregate Share Purchase Price:	$235,893.50

Number of Shares to be Acquired:	115,070

Aggregate Preferred Share Purchase Price:	N/A

Number of Preferred Shares to be Acquired:	N/A

Tax ID No.:

Address for Notice:
460 Park Ave., 19th Fl.
New York, NY 10022

Telephone No.:	516-942-2536

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o	JPMorgan Securities LLC

Street:	4 chase Metrotech Center Fl. 3

City/State/Zip:	Brooklyn, NY 11245

Attention:	Jeffrey Feit

Telephone No.:	347-643-2348

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:
Schonfeld Fundamental Equity Fund LLC

By:	/s/ Trina Geatz
Name:	Trina Geatz
Title:	Global Director of Operations

Aggregate Share Purchase Price:	$235,885.30

Number of Shares to be Acquired:	115,066

Aggregate Preferred Share Purchase Price:	N/A

Number of Preferred Shares to be Acquired:	N/A

Tax ID No.: ______________________________________

Address for Notice:
460 Park Ave., 19th Fl.
New York, NY 10022

Telephone No.:	516-942-2536

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:

(if different than above)

c/o JPMorgan Securities LLC
Street: 4 chase Metrotech Center Fl. 3
City/State/Zip: Brooklyn, NY 11245
Telephone No.: 347-643-2348

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:
Parkman HP Master Fund

By:	Parkman Healthcare Partners LLC, Investment Manager

By:	/s/ Michael Elgort
Name:	Michael Elgort
Title:	CFO/COO of Investment Manager

Aggregate Share Purchase Price:	$143,221.20

Number of Shares to be Acquired:	69,864

Aggregate Preferred Share Purchase Price:	N/A

Number of Preferred Shares to be Acquired:	N/A

Tax ID No.:

Address for Notice:
700 Canal Street, 2nd Floor
Stamford, CT 06902

Telephone No.:	(203) 516-3704

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o JPMorgan Securities LLC
Street: 4 chase Metrotech Center Fl. 3
City/State/Zip: Brooklyn, NY 11245
Attention: Jeffrey Feit
Telephone No.: 347-643-2348

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

Buyer’s Name	Number of Shares	Number of Preferred Shares	Aggregate Purchase Price
Redmile Strategic Master Fund, LP	1,701,400	2,905,600	$9,444,350.00

Redmile Capital Offshore II Master Fund, Ltd.	1,583,600	2,704,521	$8,790,648.05

Opaleye L.P.	3,000,000	—	$6,150,000.00

Whitney Capital Series Fund LLC	115,070	—	$235,893.50

Schonfeld Fundamental Equity Fund LLC	115,066	—	$235,885.30

Parkman HP Master Fund	69,864	—	$143,221.20

SCHEDULES

Schedule of Buyers

Schedule 3.c	Capitalization

Schedule 3.e	No Conflicts

Schedule 3.f	SEC Documents; Financial Statements

Schedule 3.hi	Litigation

Schedule 3.n	Employee Relations

Schedule 3.p	Intellectual Property Rights

Schedule 3.w	Tax Status

EXHIBITS

Exhibit A	Certificate of Designation

Exhibit B	Form of Registration Rights Agreement

Exhibit C	Form of BCLP Opinion

Exhibit D	Form of Lock-Up Agreement

Exhibit E	List of Persons Signing Lock-Up Agreements

Schedule 3.c

Capitalization

1.	The Company has issued to various holders (the “Convertible Holders”) 24,000 shares of the Company’s Series A convertible preferred stock (the “Preferred Shares”), pursuant to a Securities Purchase Agreement, dated September 26, 2016 (the “2016 SPA”) between the Company and investors named therein. Pursuant to the 2016 SPA, the Convertible Holders have certain notice and participation rights with respect to Future Offerings (as defined therein) of the Company, including the offering of the Securities contemplated by this Agreement. Pursuant to Section 9(e) of the 2016 SPA, Convertible Holders representing a majority of the then-outstanding Preferred Shares have entered into a Waiver of Participation Rights and Consent on August 2, 2019, waiving the notice and participant rights set forth the 2016 SPA related to the offering under this Agreement for a period of 30 days from the effective date of such Waiver of Participation Rights and Consent.

Schedule 3.e

No Conflicts

1. Refer to the disclosure set forth on Schedule 3.c hereof.

Schedule 3.f

SEC Documents; Financial Statements

1. None

Schedule 3.i

Litigation

1.	Werner v. Stereotaxis, Inc., 2:19-CV-06250-JFW-FFM, United States District Court for the Central District of California

Schedule 3.n

Employee Relations

1. None

Schedule 3.p

Intellectual Property Rights

1. See attached list of patents expiring within 3 years.

5236-000013/US	6298257	22-Sep-1999	2-Oct-2001	22-Sep-2019	Cardiac Methods and System

5236-000211/US	6352363	16-Jan-2001	5-Mar-2002	16-Jan-2021	Shielded X-Ray Source, Method of Shielding an X-Ray Source, and Magnetic Surgical System with Shielded X-Ray Source

5236-000237/US	6662034	23-Apr-2001	9-Dec-2003	17-Feb-2021	Magnetically Guideable Electrophysiology Catheter

5236-000313/US	6940379	25-Feb-2002	6-Sep-2005	11-Apr-2020	Magnets with Varying Magnetization Direction and Method of Making Such Magnets

5236-000300/US	6975197	23-Jan-2002	13-Dec-2005	17-Jun-2022	Rotating and Pivoting Magnet for Magnetic Navigation

5236-000644/US/COA	7161453	07-Dec-2005	9-Jan-2007	23-Jan-2022	Rotating and Pivoting Magnet for Magnetic Navigation

Schedule 3.w

Tax Status

1.	Jurisdictions where the Company has a permanent establishment or other fixed place of business, which are outside of its jurisdiction of incorporation:

Missouri, Minnesota, Netherlands, Japan, China, and Finland

Exhibit A

Certificate of Designation

See Exhibit 3.1.

Exhibit B

Form of Registration Rights Agreement

See Exhibit 10.2.

Exhibit C

Form of BCLP Opinion

1.	Based solely on a recently dated good standing certificate from the Delaware Secretary of State, the Company is validly existing as a corporation and in good standing under the laws of the State of Delaware. Based solely on a recently dated good standing certificate from the Missouri Secretary of State, the Company is duly qualified or admitted to transact business and is in good standing as a foreign corporation in the State of Missouri.

2.	The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents. The Company has the requisite corporate power and authority to issue the Securities in accordance with the terms of the Purchase Agreement, the Certificate of Designation and the other Transaction Documents. The filing of the Certificate of Designation and the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including the issuance of the Common Shares and the Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares, have been duly authorized by the Company Board and no further consent or authorization is required by the Company Board or the Company’s stockholders. The Transaction Documents have been duly executed and delivered by the Company and the Certificate of Designation has been duly executed and properly filed by the Company with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law (the “DGCL”) and has become effective under the DGCL. The Transaction Documents constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

3.	As of the date hereof, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, and (ii) 10,000,000 shares of preferred stock, $0.001 par value, of which (A) 24,000 shares are designated as Series A Convertible Preferred Stock, 23,855 of which are issued and outstanding, and (B) 5,610,121 shares are designated as Series B Convertible Preferred Stock, none of which are issued and outstanding. The Securities have been duly authorized by all necessary corporate action. When issued in accordance with the terms of the Purchase Agreement, the Common Shares will be validly issued, fully paid and non-assessable, and will be free from all taxes and Liens with respect to the issuance thereof. When issued in accordance with the terms of the Purchase Agreement, the Preferred Shares will be validly issued, fully paid and non-assessable, and will be free from all taxes and Liens with respect to the issuance thereof. Upon conversion in accordance with the Certificate of Designation, the Conversion Shares will be validly issued, fully paid and nonassessable, and free from all taxes and Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. For purposes of this paragraph 3, our opinion with respect to the issued and outstanding shares of Series A Convertible Preferred Stock is based solely on our review of a certificate of an officer of the Company, which serves as the transfer agent for the Series A Convertible Preferred Stock.

4.	Assuming (i) the accuracy of the representations and warranties of the Company and the Buyers set forth in the Purchase Agreement, and (ii) the due performance by the Company and the Buyers of the covenants and agreements set forth in the Purchase Agreement, based on current interpretations by the Staff of the Securities and Exchange Commission, (A) the offer, sale and delivery of the Securities by the Company under the circumstances contemplated by the Transaction Documents do not under existing law require the registration under the Securities Act of 1933, as amended, and (B) the issuance of the Conversion Shares by the Company upon conversion of the Preferred Shares under the circumstances contemplated by the Transaction Documents would not under existing law require the registration under the Securities Act of 1933, as amended, assuming such conversion took place on the date hereof.

5.	The execution and delivery by the Company of the Transaction Documents and the performance by the Company of its obligations and the consummation of the transactions contemplated thereby (including the issuance and sale of the Securities and the reservation for issuance and issuance of the Conversion Shares) thereunder do not result in any violation by the Company of (i) the provisions of the Charter, the Series A Certificate of Designations or Bylaws, (ii) any provision of applicable Federal or Delaware state statute or regulation that we, based on our experience, recognize as applicable to the Company in a transaction of this type, or (iii) to our knowledge, any order, writ, judgment or decree of any Federal or Delaware court or governmental authority or regulatory body having jurisdiction over the Company or by which any property or asset of the Company is bound or affected. No consent, approval, authorization or other action by, and no notice to or filing with, any Federal or Delaware State governmental authority or regulatory body pursuant to any Federal or Delaware State statute that we, based on our experience, recognize as applicable to the Company in a transaction of this type, is required for the due execution, delivery and performance by the Company of its obligations under, or the consummation of the transactions contemplated by, the Transaction Documents, except for the filings and other actions required pursuant to (y) Federal and state securities or blue sky laws, which have been obtained or made prior to the date hereof and are in full force and effect and such as are permitted by the Transaction Documents to be obtained or made after the Closing, or (z) the rules of the Financial Industry Regulatory Authority (“FINRA”), as to which we express no opinion.

6.	The Company is not, and immediately after giving effect to the sale of the Securities in accordance with the Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Exhibit D

Form of Lock-Up Agreement

August 5, 2019

Cowen and Company, LLC

As Placement Agent

599 Lexington Avenue

New York, New York 10022

Re: Stereotaxis, Inc. – Lock-Up Agreement

Dear Sirs and Madams:

This agreement (the “Agreement”) is being delivered to you in connection with a proposed Securities Purchase Agreement (the “Securities Purchase Agreement”), to be entered into by and between Stereotaxis, Inc., a Delaware corporation (the “Company”) and the several purchasers identified therein (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), in which Cowen and Company, LLC (“Cowen”) will act as the placement agent with respect to the private placement (the “Offering”) of shares of the common stock, par value $0.001 per share (the “Common Stock”), and shares of the Series B convertible preferred stock, par value $0.001 per share (the “Preferred Stock,” and together with the Common Stock, the “Shares”) of the Company.

In order to induce the Purchasers to enter into the Securities Purchase Agreement, and in light of the benefits that the Offering will confer upon the undersigned in his, her or its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof through and including the date that is the 90th day after the date of the Securities Purchase Agreement (the “Lock-Up Period”), the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned not to, without the prior written consent of Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or publicly announce the intention to otherwise dispose of, any Shares (including, without limitation, Shares which may be deemed to be beneficially owned by the undersigned (the “Beneficially Owned Shares”) in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (the “Exchange Act”)) or securities convertible into or exercisable or exchangeable for Common Stock, establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers, is designed to transfer or reasonably could be expected to transfer (whether by the undersigned or someone other than the undersigned) in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (the “Prohibited Activity”), (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (iv) seek to convert or effect the conversion of or exercise of any securities convertible into or exercisable for Common Stock (including, but not limited to, any Preferred Stock or warrants to purchase Common Stock of the Company). The foregoing restriction is expressly agreed to preclude the undersigned, and any affiliate of the undersigned and any person in privity with the undersigned or any affiliate of the undersigned, from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Beneficially Owned Shares even if the Beneficially Owned Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Beneficially Owned Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Beneficially Owned Shares. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that is designed to or which reasonably could be expected to lead to or result in any Prohibited Activity during the Lock-Up Period. The restrictions set forth in the preceding paragraphs shall not apply to:

(1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust for the direct or indirect benefit of the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution, if, in any such case, such transfer is not for value,

(2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any stockholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value,

(3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value,

(4) the entry, by the undersigned, at any time on or after the date of the Securities Purchase Agreement, of any trading plan providing for the sale of Common Stock by the undersigned, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Common Stock during the Lock-up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period,

(5) any transfers made by the undersigned to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements disclosed in the Company’s periodic reports (as filed with the Securities and Exchange Commission) in connection with the vesting or exercise of the Company’s securities issued pursuant to such plan or arrangements,

(6) any transfer effected pursuant to any exchange of “underwater” options with the Company, or

(7) any deemed transfer of fractional shares in connection with any cash payment in lieu of fractional shares made in connection with any reverse stock split effected by the Company;

provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee agrees to be bound in writing by the restrictions set forth herein (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Cowen, and (B) in the case of any transfer described in clause (1), (2), (3) or (6) above, if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that, (A) in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession, (B) in the case of any transfer pursuant to clause (2) above, such transfer is being made to a stockholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value, (C) in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value, and (D) in the case of any transfer pursuant to clause (6) above, such transfer is being made to satisfy tax withholding obligations. For purposes of this paragraph, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

For the avoidance of doubt, nothing in this Agreement prohibits the undersigned from exercising any options or warrants to purchase Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis), it being understood that any Common Stock issued upon any such exercise will be subject to the restrictions of this Agreement.

In order to enable the restrictions set forth herein to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock that are held on the books of the transfer agent.

The undersigned further agrees that it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration under the Securities Act of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Buyer to complete the transactions contemplated by the Securities Purchase Agreement and that Cowen shall be entitled to specific performance of the undersigned’s obligations hereunder.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

If (i) the Company notifies Cowen in writing that it does not intend to proceed with the Offering, (ii) the Securities Purchase Agreement is not executed by August 15, 2019, or (iii) the Securities Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of any Shares to be sold thereunder, then this Agreement shall immediately be terminated and the undersigned shall automatically be released from all of his or her obligations under this Agreement. The undersigned acknowledges and agrees that whether or not any Offering actually occurs depends on a number of factors, including market conditions.

[Signature page follows]

Very truly yours,

Signature

If signing in an individual capacity:

Name of Stockholder (Please Print)

If not signing in an individual capacity:

Name of Authorized Signatory of Stockholder (Please Print)

Title of Authorized Signatory of Stockholder (Please Print)

Address:

Exhibit E

List of Persons Signing Lock-Up Agreements

Board

David W. Benfer

David L. Fischel

Nathan Fischel

Joe Kiani

Ross B. Levin

Arun S. Menawat, Ph.D.

Robert J. Messey

Executive officers

Marty Stammer

Kevin Barry